                                EXHIBIT (8)(J)
                                --------------

                     AMENDMENT TO PARTICIPATION AGREEMENT,
                          DATED AS OF APRIL 15, 1997,
                   BETWEEN DREYFUS VARIABLE INVESTMENT FUND,
              THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.,
                     DREYFUS LIFE AND ANNUNITY INDEX FUND,
                       (D/B/A DREYFUS STOCK INDEX FUND),
                        AND PFL LIFE INSURANCE COMPANY

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                     AMENDMENT TO PARTICIPATION AGREEMENT
                     ------------------------------------

     The Participation Agreement, dated as of April 15, 1997, between DREYFUS VARIABLE INVESTMENT FUND, THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., DREYFUS LIFE AND ANNUITY INDEX FUND, INC. (d/b/a DREYFUS STOCK INDEX FUND), and PFL LIFE INSURANCE COMPANY (the "Agreement") is hereby amended as follows:

     Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

                          LIST OF PARTICIPATING FUNDS

                       Dreyfus Variable Investment Fund

                            .  Small Cap Portfolio
                            .  Quality Bond Portfolio
                            .  Capital Appreciation Portfolio
                            .  Growth and Income Portfolio
                            .  Disciplined Stock Portfolio
                            .  Small Company Stock Portfolio
                            .  Money Market Portfolio

                           Dreyfus Stock Index Fund"


     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:  June 26, 1998


DREYFUS VARIABLE INVESTMENT FUND       THE DREYFUS SOCIALLY RESPONSIBLE
                                       GROWTH FUND, INC.


By: /s/ Elba Vasquez                   By: /s/ Elba Vasquez
   ---------------------------            ---------------------------
Name: Elba Vasquez                     Name: Elba Vasquez
Title: V.P. and Assistant Secretary    Title: V.P. and Assistant Secretary



DREYFUS LIFE AND ANNUITY INDEX FUND,   PFL LIFE INSURANCE COMPANY
INC. (d/b/a DREYFUS STOCK INDEX FUND)


By: /s/ Elba Vasquez                   By: /s/ William L. Busler
   ---------------------------            ---------------------------
Name: Elba Vasquez                     Name: William L. Busler
Title: V.P. and Assistant Secretary    Title: President